UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14 A
 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒     Preliminary Proxy Statement
☐      Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

REGI U.S., INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing or which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed

- PRELIMINARY PROXY SOLICITATION MATERIALS -

DEFINITIVE PROXY SOLICITATION MATERIALS
INTENDED TO BE RELEASED TO STOCKHOLDERS
ON OR ABOUT DECEMBER 1, 2003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 22, 2003

To the Shareholders of REGI U.S., Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of REGI U.S., Inc. (the “Company”) will be held at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, Canada, on December 22, 2003, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

(1) ELECTION OF DIRECTORS. To elect three (3) directors for a term of one year or until their successors have been elected and qualified.

(2) APPROVAL OF AUDITOR. Approval of Manning, Elliott as auditor until the close of the next Annual Meeting.

(3)        INCREASE OF AUTHORIZED CAPITAL. To approve an amendment to the articles of incorporation to increase the authorized capital of the Company to 50,000,000 common shares without par value, and that the articles of the Company be altered accordingly.

(4)        WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof. These matters are more fully described in the proxy statement accompanying this Notice.

Accompanying this Notice of Meeting is a proxy statement and a form of proxy, together with the annual report of the Company on Form 10-KSB, containing the management discussion and analysis, the consolidated financial statements for the year ended April 30, 2003, and the auditors’ report on the financial statements.

Only those shareholders of record at the close of business on November 13, 2003 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

November 24, 2003

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John Robertson

John Robertson, President

YOUR VOTE IS IMPORTANT Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card and return it in the enclosed postage prepaid envelope.

REGI U.S., INC.
#1103-11871 Horseshoe Way
Richmond, British Columbia V7A 5H5
CANADA

PROXY STATEMENT

Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of REGI U.S., INC. (the “Company”) in connection with the solicitation of proxies on for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on December 22, 2003, at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, Canada, at 10:00 am.(PST). A copy of the Company’s annual report on Form 10-KSB was made available to shareholders electronically via filing on EDGAR on August 15, 2003, and accompanies this Proxy Statement.

Only stockholders of record on November 13, 2003 are entitled to vote at the Annual Meeting.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the three nominees listed in this Proxy Statement and FOR the other item listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about December 1, 2003.

Record Date and Voting Rights

The record date for determination of Stockholders who are entitled to notice of and to vote at the Annual Meeting is November 13, 2003.

The Company is authorized to issue up to 20,000,000 shares of common stock, without par value. As of November 13, 2003, there were 18,661,055 shares of common stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

BUSINESS OF THE MEETING

There are three (3) matters being presented for consideration by the shareholders at the Annual Meeting, the election of three (3) directors; the approval of Manning Elliott as auditor of the Company, and the increase in authorized capital.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

The Company’s Bylaws (“Bylaws”) provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently three (3) directors of the Company.

Information with Respect to Nominees

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.

Nominee	Age	Since	Principal Occupation of	Ownership [1]	Ownership
			Director
John G. Robertson	62	July 1992	President and Chief	10,137,846	54%
[1], [2], [5]			Executive Officer	common
				shares [2]
Jennifer Lorette [1],	31	January 2001	Vice President (since	150,500	*
[3]			1994)	common
				shares [3]
James L. Vandeberg	59	November 1999;	Attorney	76,000	*
[1], [4]		COO since		common
		November 1999		shares [4]

*Less than one percent of the issued and outstanding on November 13, 2003, which was 18,661,055

[1]
The ownership includes the beneficial ownership of securities and the beneficial ownership of securities that can be acquired within 60 days from November 13, 2003 upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from November 13, 2003, are exercised, for the purpose of computing percentage ownership.

[2]
John Robertson has been a director since July 1992. Includes rights to purchase, pursuant to stock options, 650,000 common shares at $0.20 per share granted on March 15, 2001 exercisable at a price of US$0.40 per share until March 15, 2006. On May 10, 2002, the exercise price of these options was reduced to $0.20 per share, with all other terms remaining the same. Includes 4,413,236 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group, Inc. Mr. Robertson disclaims beneficial ownership of these shares beyond the extent of his pecuniary interest. Mr. Robertson's address is the same as the Company's.

[3]
Jennifer Lorette has been a director of the Company since January 2001. Includes rights to purchase, pursuant to stock options, 150,000 common shares at $0.20 per share. Ms. Lorette’s address is the same as the Company’s.

[4]
James Vandeberg was appointed to the Board of Directors in November 1999. Includes rights to purchase, pursuant to stock options, 75,000 common shares at $0.20 per share. Mr. Vandeberg’s address is 1000 Second Avenue, Suite 1710, Seattle, WA 98104.

[5]

Rand Energy Group Inc. is owned 51% by Reg Technologies Inc. and 49% by Rand Cam Engine Corp. Under Rule 13d-3 under the Securities Exchange Act of 1934, both Reg Technologies Inc. and Rand Cam Engine Corp. could be considered the beneficial owner of the 4,413,236 shares registered in the name of Rand Energy Group Inc. Reg Technologies Inc. is a British Columbia corporation listed on the TSX Venture Exchange that has financed the research on the Rand Cam Engine since 1986. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd. Susanne M. Robertson, Mr. Robertson’s wife, owns SMR Investment Ltd.

Accordingly, in Note (2) above, beneficial ownership of the 4,413,236 shares registered in the name of Rand Energy Group Inc. has been attributed to Mr. Robertson. The Company believes it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

Background of Nominees

John G. Robertson - President, Principal Executive Officer and a Member of the Board of Directors Mr. Robertson has been our Chairman, President and Chief Executive Officer since our formation. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the TSX Venture Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. REGI U.S. owns the U.S. rights to the Rand Cam (TM) technology and Rand Energy Group, Inc. owns the worldwide rights exclusive of the U.S. Mr. Robertson is President, Principal Executive Officer and a member of the Board of Directors of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board, which is developing a new type of antenna system. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of Information-Highway.com, Inc., a Florida corporation which is currently inactive, and its predecessor. He is also the President and Founder of Teryl Resources Corp., a public company trading on the TSX Venture Exchange involved in gold, diamond, and oil and gas exploration. He is also President of Linux Gold Corp., a public company trading on the OTC Bulletin Board. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

James L. Vandeberg - Chief Operating Officer, Chief Financial Officer and a Member of the Board of Directors Mr. Vandeberg became a Director and Chief Operating Officer in November 1999 and Chief Financial Officer in 2000. Mr. Vandeberg is an attorney in Seattle, Washington. He has served as our legal counsel since 1996. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies and is a director of Information-Highway.com, Inc., a Florida corporation which is currently inactive. He is also a director of IAS Communications, Inc. an Oregon corporation traded on the OTC bulletin board since November 1998. Mr. Vandeberg is also a director of Linux Gold Corp., a British Columbia company traded on the OTC bulletin board. Mr. Vandeberg is also a director of Cyber Merchants Exchange, Inc. since May 2001. He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

Jennifer Lorette - Vice President and a Member of the Board of Directors

Ms. Lorette became a member of the board of directors in February 2001. She has been our Vice President since June 1994, and was also previously Chief Financial Officer. Since April 1994 she has also been Vice President of Administration and Secretary for Reg Technologies, Inc., a British Columbia corporation listed on the TSX Venture Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. Since February 1995 Ms. Lorette has been Secretary/Treasurer and a director of IAS Communications Inc., an Oregon corporation traded on the OTC bulletin board. Since June 1997 Ms. Lorette has been Executive Vice President and a Director of Information-Highway.com, Inc., a Florida corporation which is currently inactive, and its predecessor. Since June 1994 Ms. Lorette has also been Vice President and Secretary of Linux Gold Corp. Since November 1997 Ms. Lorette has been Vice President of Teryl Resources Corp., a public company trading on the TSX Venture Exchange involved in gold, diamond, and oil and gas exploration.

Vote Required

The presence in person or by proxy of holders of record of one-third of the outstanding common stock is required to constitute a quorum for the transaction of business at the Meeting. If a quorum is present, the nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting either in person or by proxy shall be elected directors. Votes may be cast for or withheld from each nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2003:

Name	Positions with the Company	Age	Office Held Since
John G. Robertson	President and Chief Executive Officer	62	July 1992
James Vandeberg	Chief Operating Officer and Chief Financial Officer	59	Director since November 1999; and COO since August 1999; CFO since 2000
Patrick Badgley	Vice President	59	February 1994
Jennifer Lorette	Vice President and Secretary	31	Vice President since June 1994; CFO from June 1994 to 2000; Secretary since October, 1997.

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors. Memberships on the Boards of other public companies are set out on page 3 in the biographies of each of the nominee directors, and memberships on the Boards of other public companies for each of the executive officers who are not directors are set out below.

Background of Executive Officers

The biographies of Messrs. Robertson and Vandeberg, and Ms. Lorette can be found on page 3.

Patrick Badgley - Mr. Badgley was appointed our Vice President, Research and Development in February 1994. He was directing and participated in the technical development of the Rand Cam compressor, gasoline engine and diesel engine. Since July 1993 Mr. Badgley has been a Director of Reg Technologies Inc., a British Columbia corporation listed on the TSX Venture Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. Between 1986 and 1994, Mr. Badgley was the Director of Research and Development at Adiabatics, Inc., in Columbus, Indiana, where he directly oversaw several government and privately sponsored research programs involving engines. He was the Program Manager for the Gas Research Institute project for emissions reduction of two-stoke cycle natural gas engines. He was also Program Manager for several coal fuel diesel engine programs for the Department of Energy and for uncooled engine programs for a Wankel engine for NASA and for a piston type diesel engine for the U.S. Army. Mr. Badgley's work has covered all phases of research, design, development and manufacturing, from research on ultra-high speed solenoids and fuel sprays, to new product conceptualization and production implementation of fuel pumps and fuel injectors. Mr. Badgley received his Bachelor of Science degree in

Mechanical Engineering from Ohio State University. Since February 1995 Mr. Badgley has been a director and officer of IAS Communications Inc., an Oregon corporation traded on the OTC bulletin board. Mr. Badgley is currently working for Global Aircraft Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Mr. Vandeberg and Mr. Badgley, who furnished no Forms to the Company during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

Board Committees

The Board of Directors does not have any committees.

Board of Directors Meetings

The Company held no Board meetings since its last annual meeting. The Company passed eight consent resolutions approved by all directors.

Involvement in Certain Legal Proceedings.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs (#) (1)
John G. Robertson President, Chief Executive Officer	2003 2002 2001	Nil 36,000 36,000	-0- -0- -0-	-0- -0- -0-	Nil Nil 650,000(2)

(1)	Represents options granted under the Company's Stock Option Plan exercisable within 60 days from November 13, 2003.

(2)
These options were granted on March 15, 2001 exercisable at a price of US$0.40 per share until March 15, 2006. On May 10, 2002, the exercise price of these options was reduced to $0.20 per share, with all other terms remaining the same.

A management fee of $2,500.00 per month is accrued for payment to Access Information Services, Inc., a corporation controlled by the Robertson Family Trust, the beneficiary of which is Kelly Robertson, daughter of John G. Robertson. Further, the sum of $1,500.00 per month is accrued for payment to Access Information Services, Inc. for rent and secretarial services.

The Company has no other agreement at this time, with any officer or director, regarding employment with the Company or compensation for services other than herein described. Compensation of officers and directors is determined by the Company’s Board of Directors and not subject to shareholder approval. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

Option Grants in Last Fiscal Year (Individual Grants)

Name	Number of Securities Underlying Options granted (#)	Percent of total options granted to employees in fiscal year	Exercise or base price ($/share)	Expiration date
Jennifer Lorette	150,000	29.41	$0.20	May 10, 2007
Patrick Badgely	150,000	29.41	$0.20	May 10, 2007
Robert Stoddart	100,000	19.61	$0.20	May 10, 2007
Jagdish Singh	50,000	9.80	$0.20	May 10, 2007
Gordon Friesen	10,000	9.80	$0.20	May 10, 2007
Tammy Dal Santo	50,000	1.96	$0.20	May 10, 2007

Stock Options Exercised and Held at Year End

The following table sets forth certain information concerning exercises of stock options pursuant to a stock option plan by the named Executive Officers and Directors during the year ended April 30, 2003 and stock options held at year end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Options at Year End	Value of Options at Year End (1)
			Exercisable / Unexercisable	Exercisable / Unexercisable
John G. Robertson	-0-	-0-	700,000 / 0	$Nil / 0
Patrick Badgley	-0-	-0-	150,000 / 0	$Nil / 0
James L. Vandeberg	-0-	-0-	75,000 / 0	$Nil / 0
Jennifer Lorette	-0-	-0-	150,000 / 0	$Nil / 0

(3)
On April 30, 2003, the closing price of Common Stock was $0.08. For purposes of the foregoing table, stock options withan exercise price less than that amount are considered to be “in-the-money” and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

Stock Option Plan

The Company adopted a Key Employees Incentive Stock Option Plan on April 30, 1993 and was subsequently amended as the Stock Option Plan (the “Plan”) on March 30, 1995 and effective November 1, 1996. On November 29, 1999, the Board of Directors, by unanimous consent, increased the maximum number of shares which may be optioned and sold pursuant to the Plan to key employees, officers, directors and consultants of the Company from 1,000,000 to 2,500,000 which increase was approved by the shareholders December 5, 2000. During the fiscal year, 560,000 options were granted under the Plan to certain employees and consultants in connection with normal employment and consulting practice, with the exercise price being $0.20 per share. Also during the fiscal year, 210,000 options were cancelled and 50,000 options lapsed. Of the 1,750,000 options currently outstanding, 1,450,000 are priced at $0.20 per option and 300,000 are priced at $1.00 per option.

The Plan permits the grant of stock options to employees, officers, directors and consultants. There are approximately nine (9) persons under the Plan. The purpose of the Plan is to attract the best available personnel to the Company and to give employees a greater personal stake in the success of the Company. The Plan is effective until November 1, 2006. Stock options are granted at the discretion of the directors.

The terms of the Plan include the following information. The Plan is administered by the Board of Directors of the Company or a committee so designated by it comprised of three (3) Board members. Under the Plan, the option price for the common shares to be issued under the Plan will be determined by the Board except in the case of an Incentive Stock Option, as defined in the Plan, the price not less than the fair market value of the Company’s common shares on the date of grant of the stock option. If the optionee owns common shares representing more than 10% of the combined total voting power of all classes of shares of the Company (the “Shareholder-Optionee”), then the option price must be at least 110% of the fair market value of the common shares on the date of the grant. The term of the stock option granted under the Plan may not exceed 10 years from the date such option is granted, unless the optionee is a Shareholder-Employee, then the term of option may not exceed five years from the date of the grant. The market value of the securities underlying the options as at November 13, 2003 was $420,000.

Performance Stock Plan

The Company adopted a Performance Stock Plan on June 24, 1997. The Performance Stock Plan authorizes the issuance of up to 1,000,000 shares of common stock of the Company to be issued to key employees, officers, directors and consultants of the Company. There were no shares issued pursuant to the Performance Stock Plan during the fiscal year.

The following tables set out the amount of options received or to be received by the Company’s executive officers as a group, the Company’s current directors who are not executive officers as a group; each nominee for election as a director; each other person who received or is to receive 5% of such options and all employees, including all current officers who are not executive officers, as a group:

Named Executive Officer
Name	Number of Options	Option prices	Option Expiry Dates
John Robertson, President and CEO	650,000	$0.20	January 3, 2001
TOTAL:	650,000

Executive Officers as a Group
Name	Number of Options	Option prices	Option Expiry Dates
[1]	75,000 6500,000 300,000	$0.20 $0.20 $0.20	November 29, 2004 March 15, 2006 May 10, 2007
TOTAL:	1,025,000

Nominees for Election as Directors
Name	Number of Options	Option prices	Option Expiry Dates
John G. Robertson, President and member of the Board of Directors [2]	650,000	$0.20	March 15, 2006
James L. Vandeberg, Chief Operating Officer, Chief Financial Officer and member of the Board of Directors	75,000	$0.20	November 29, 2004
Jennifer Lorette, Vice President and member of the Board of Directors TOTAL:	150,000 875,000	$0.20	May 10, 2007

5% option holders [3]	Number of Options	Option prices	Option Expiry Dates [4]
John G. Robertson	650,000	$1.00	March 15, 2006
Jennifer Lorette	150,000	$0.20	May 10, 2007
Patrick Badgley	150,000	$0.20	May 10, 2007
Garry Savage	300,000	$1.00	July 7, 2004

All Employees, including all current officers who are not executive officers, as a group:	Nil	Nil

All shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1]	Includes John Robertson, James Vandeberg, Patrick Badgley and Jennifer Lorette
[2]	Mr. Robertson is the only Named Executive Officer of the Company.
[3]	5% of the 2,500,000 stock options available under the Plan is 125,000 options.
[4]	Prices range from $0.20 to $1.00. Expiry dates range from July 7, 2004 to May 10, 2007.

There are Canadian and U.S. persons who have been granted options under the Plan. Each optionee has been advised to seek his or her own tax advice.

Long Term Incentive Plan Awards

The Company does not have any Long Term Incentive Plans.

Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company does not have any employment contracts, termination of employment and change of control arrangements.

Repricing of Options

During the fiscal year, 1,300,000 options were repriced downward to $0.20 per share.

Cancellation of Options

During the fiscal year, 50,000 options were cancelled.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 13, 2003, the outstanding Common Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock, and each director, naming each, and directors and executive officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of November 13, 2003, there were 18,661,055 common shares issued and outstanding.

Name and address of beneficial owner	Amount and nature of beneficial owner	Percent of class
John G. Robertson, Chairman of the Board of Directors, President and Director (1) (2) (3) (4)	10,137,846	54%
James McCann (5)	4,413,236	23.6%
Rand Energy Group Inc. (6)	4,413,236	23.6%
Jennifer Lorette, Vice President and Director (7)	150,500	*
James Vandeberg, Chief Operating Officer, Chief Financial Officer and Director (8)	76,000	*
ALL OFFICERS & DIRECTORS AS A GROUP [9] (four Individuals)	10,364,346	55.58%

(1) These individuals may be deemed to be our "parents or founders" as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933.

(2) Includes 4,413,236 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group Inc. Mr. Robertson disclaims beneficial ownership of these shares beyond the extent of his pecuniary interest. Also includes 650,000 options that are currently exercisable. Mr. Robertson's address is the same as the Company's.

(3) Includes 2,723,860 shares registered in the name of Access Information Services, Ltd., a corporation controlled by the Robertson Family Trust, and 650,000 options that are currently exercisable. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Mr. Robertson's address is the same as our address.

(4) Includes 2,392,600 shares registered in the name of Rainbow Network. Rainbow Network is a private Turks and Caicos Island company. Mr. Robertson is the President and director of Rainbow Network. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Rainbow Network. Mr. Robertson's address is the same as our address.

(5) Includes 4,413,236 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group Inc.

(6) Rand Energy Group Inc. is owned 51% by Reg Technologies Inc. and 49% by Rand Cam Engine Corp. Under Rule 13d-3 under the Securities Exchange Act of 1934, both Reg Technologies Inc. and Rand Cam Engine Corp. could be considered the beneficial owner of the 4,413,236 shares registered in the name of Rand Energy Group Inc.

Reg Technologies Inc. is a British Columbia corporation listed on the TSX Venture Exchange that has financed the research on the Rand Cam Engine since 1986. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd. Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd. Accordingly, in Note (2) above, beneficial ownership of the 4,413,236 shares registered in the name of Rand Energy Group Inc. has been attributed to Mr. Robertson. We believe it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

Rand Cam Engine Corp. is a privately held company whose stock is controlled by James McCann and minor interest by several other shareholders. We believe it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

[7] Includes 150,000 options that are currently exercisable. Ms. Lorette's address is the same as the Company's.

[8] Includes 75,000 options that are currently exercisable. Mr. Vandeberg's address is 1000 Second Avenue, Suite 1710, Seattle, WA 98104.

[9] Includes common shares and stock options for Jennifer Lorette, James Vandeberg, Pat Badgley and John Robertson, exercisable within 60 days.

Certain Related Transactions and Legal Proceedings with Directors

Pursuant to an agreement dated August 1992 (the “August 1992 Agreement”), the Company issued 5,650,000 shares of its Common Stock at a deemed value of $0.01 per share to Rand Energy Group Inc. (“RAND”) in exchange for certain valuable rights, technology, information, and other tangible and intangible assets relating to the United States rights to the Rand Cam Engine (the “Original Engine”). RAND is 51% controlled by Reg Technologies, Inc., a publicly-held British Columbia corporation (“Reg Tech”). Reg Tech’s president is also the president of the Company and its Vice President is also a Director of the Company.

The Company also agreed to pay semiannually to RAND a royalty of 5% of any net profits to be derived by the Company from revenues received as a result of its license of the Original Engine.

Changes in Control

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

PROPOSAL NO. 2 - APPROVAL OF AUDITOR

Relationship with Independent Auditor

The Company has retained the firm of Manning Elliot as independent auditor of the Company since April 1993. The Company does not expect a representative of Manning Elliott to be present at the Annual Meeting. However, Manning Elliott will have the opportunity to make a statement if it desires to do so.

The Board of Directors recommends that Manning Elliott serve as auditor of the Company until the next Annual Meeting. Manning Elliott, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 2003.

Additional Audit Information

The following table discloses accounting fees and services of the Registrant:

	2002	2001
Type of Services Rendered	Fiscal Year	Fiscal Year
	(CAD$)	(CAD$)

(a) Audit Fees	$4,000	$2,500

(b) Audit-Related Fees (eg. review of Forms 10-QSB)	$5,000	$2,950

(c) Tax Fees	Nil	%650

(d) All Other Fees	Nil	Nil

Votes will be counted respecting proxies received or shareholders present at the meeting only. Abstentions and brokers’ non-votes will not be counted.

The Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3 – INCREASE OF AUTHORIZED CAPITAL

Under the Company’s Articles of Incorporation, we have authorized 20,000,000 shares of common stock with no par value. On November 24, 2003, the Board of Directors approved a resolution to amend the Articles, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance to 50,000,000 shares of common stock.

As of the record date, we had 18,661,055 shares of common stock outstanding. The balance of our authorized but unissued shares are reserved for issuance under our Stock Option Plan, as amended, and the exercise of up to 145,000 warrants.

Purpose and Effect of the Amendment

     The principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of common stock which will be available in the event the Board of Directors determines that it is necessary or appropriate. The Company is currently looking for financing for its on-going operations. It is anticipated that any such financing will involve the issuance of common stock. However, no such financing is currently available. In deciding to propose an increase from 20,000,000 shares to 50,000,000 shares, the Board considered a variety of factors including providing maximum flexibility in obtaining funding through the sale of common stock, permitting future stock dividends, entering into strategic partnerships or joint ventures, providing for stock options for employees or other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law, like a merger or share exchange.

     The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

     The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

     The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management. The Board has no plans to implement additional anti-takeover measures. Also there are no provisions in the Company’s Articles of Incorporation, By-laws or other agreements which have material anti-takeover effects.

     The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under the Articles. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of its capital stock except in connection with its existing stock option and purchase plans and as stock dividends to holders of outstanding stock.

Approval of the amendment of the articles must be approved by the vote of a majority of the outstanding shares on the record date.

The Board of Directors recommends a vote FOR Proposal No. 3.

OTHER MATTERS

Transfer Agent

The Nevada Agency and Trust Company, located at 50 West Liberty Street, Suite 880, Reno, Nevada, USA, phone (775) 322-0626, fax (775) 322-5623 is the transfer agent for the Company’s common shares.

Stockholder Proposals

Stockholder proposals to be included in the Company’s Proxy Statement and Proxy for its 2004 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company no later than August 30, 2004.

Additional Information

Each shareholder has received the Company’s Annual Report containing the Company’s 2003 audited financial statements, including the report of its independent chartered accountants. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company’s 2003 Form 10-KSB as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, #1103 – 11871 Horseshoe Way, Richmond, British Columbia, Canada, V7A 5H5, Attention: Jennifer Lorette, Vice President.

Action on Other Matters

The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company’s business and shareholders will have the opportunity to ask questions.

REGI U.S., INC.

By Order of the Board of Directors

/s/ John G. Robertson
John G. Robertson
President

Richmond, British Columbia
November 24, 2003

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
OF
REGI U.S., INC.

PLEASE SIGN AND RETURN IMMEDIATELY

          I, the undersigned shareholder of REGI U.S., INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him, ____________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on November 13, 2003 (the “Record Date”), at the Annual Meeting of Shareholders to be held at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, Canada at 10:00 a.m., on December 22, 2003, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

1. ELECTION OF DIRECTORS. Electing the persons listed below to serve as Directors for the ensuing year.

John Robertson	FOR ☐	WITHHOLD VOTE ☐
Jennifer Lorette	FOR ☐	WITHHOLD VOTE ☐
James Vandeberg	FOR ☐	WITHHOLD VOTE ☐

2. APPROVAL OF MANNING ELLIOTT, Chartered Accountants, as Auditor of the Company until the close of the next annual meeting.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. INCREASE IN AUTHORIZED CAPITAL, to increase the authorized capital of the Company to 50,000,000 common shares

FOR ☐	AGAINST ☐	ABSTAIN ☐

4. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the individuals and the propositions listed above.

DATED_______________________________, 2003.

Name of Shareholder (please print)	Name of Shareholder (please print)

Signature of Shareholder	Signature of Shareholder

No. of Shares:

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV. 89501 -WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN). IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN “X” IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 – no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.